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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 31, 2000


                                 PERRIGO COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




   MICHIGAN                      0-19725                       38-2799573
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(State of other                (Commission                  (I.R.S. Employer
Jurisdiction of                File Number)                  Identification
 Incorporation)                                              Number)



515 Eastern Avenue, Allegan, Michigan            49010
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(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
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Item 7(c). Exhibits

Exhibit 99                 Annual Shareholders' Meeting Slides


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ITEM 9.  Regulation FD Disclosure

     On October 31, 2000, The Perrigo Company held its Annual Shareholders' Meeting at the Griswold Auditorium, Allegan, Michigan.

     The Annual Shareholders' Meeting slides presented are Exhibit 99.

     Certain statements in these slides are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended and are subject to the safe harbor created thereby. Please refer to pages 23-27 of the Company's Form 10-K for the year ended July 1, 2000 for a discussion of certain important factors that relate to forward-looking statements contained in this press release. Although the Company believes that the expectations reflected in any such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.



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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY
                                        (Registrant)



                                        By: /s/ Douglas R. Schrank
                                            -----------------------------------
Dated: October 31, 2000                     Douglas R. Schrank
                                            Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Accounting and
                                              Financial Officer)


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                                  Exhibit Index


     Exhibit 99 - Annual Shareholders' Meeting Slides